SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) July 19, 2002

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.

(Exact name of registrant as specified in its charter)

BERMUDA	0-24796	N/A
(State or other jurisdiction of incorporation and organisation)	(Commission File Number)	(IRS Employer Identification No.)

Clarendon House, Church Street, Hamilton		HM CX Bermuda
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: 441-296-1431

Not Applicable

(Former Name or Former Address, if changed since last report)

Item 5. Other Events

Attached is a Press Release issued by Registrant on July 18, 2002 (the "Press Release"), announcing that it has received a favorable interim court ruling regarding its Ukraine operations.

Exhibits

99.1 Press Release of Central European Media Enterprises Ltd., dated July 18, 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 19, 2002	/s/ Mark J. L. Wyllie
Mark J. L. Wyllie Vice President - Finance (Principal Financial Officer and Duly Authorized Officer)